Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2007
Table of Contents

Consolidated Balance Sheets	1
Loans and Leases Composition	2
Deposit Composition	3
Consolidated Quarterly Average Balance Sheets	4
Consolidated Quarterly Net Interest Margin Analysis	5
Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6
Selected Quarterly Income Statement Data	7
Quarterly Mortgage Banking Income	8
Quarterly Credit Reserves Analysis	9
Quarterly Net Charge-Off Analysis	10
Quarterly Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases	11
Quarterly Stock Summary, Capital, and Other Data	12
Consolidated Year To Date Average Balance Sheets	13
Consolidated Year To Date Net Interest Margin Analysis	14
Selected Year to Date Income Statement Data	15
Year To Date Mortgage Banking Income	16
Year To Date Credit Reserves Analysis	17
Year To Date Net Charge-Off Analysis	18
Year To Date Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases	19
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2007	2006		September ’07 vs ’06
(in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,201,981	$1,080,163	$848,088	$353,893	41.7%
Federal funds sold and securities purchased under resale agreements	431,244	440,584	370,418	60,826	16.4
Interest bearing deposits in banks	288,841	74,168	59,333	229,508	N.M.
Trading account securities	1,034,240	36,056	122,621	911,619	N.M.
Loans held for sale	479,853	270,422	276,304	203,549	73.7
Investment securities	4,288,974	4,362,924	4,643,901	(354,927)	(7.6)
Loans and leases (1)	39,987,240	26,153,425	26,361,502	13,625,738	51.7
Allowance for loan and lease losses	(454,784)	(272,068)	(280,152)	(174,632)	62.3

Net loans and leases	39,532,456	25,881,357	26,081,350	13,451,106	51.6

Bank owned life insurance	1,302,363	1,089,028	1,083,033	219,330	20.3
Premises and equipment	547,380	372,772	367,709	179,671	48.9
Goodwill	2,995,961	570,876	571,521	2,424,440	N.M.
Other intangible assets	443,446	59,487	61,239	382,207	N.M.
Accrued income and other assets	2,757,187	1,091,182	1,176,431	1,580,756	N.M.

Total Assets	$55,303,927	$35,329,019	$35,661,948	$19,641,979	55.1%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$38,404,365	$25,047,770	$24,738,395	$13,665,970	55.2%
Short-term borrowings	2,227,116	1,676,189	1,532,504	694,612	45.3
Federal Home Loan Bank advances	2,716,265	996,821	1,221,669	1,494,596	N.M.
Other long-term debt	1,974,387	2,229,140	2,592,188	(617,801)	(23.8)
Subordinated notes	1,919,625	1,286,657	1,275,883	643,742	50.5
Accrued expenses and other liabilities	1,812,495	1,078,116	1,171,563	640,932	54.7

Total Liabilities	49,054,253	32,314,693	32,532,202	16,522,051	50.8

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock —
No par value and authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 235,474,366 and 237,921,076 shares, respectively	—	2,560,569	2,556,168	(2,556,168)	—
Par value of $0.01 and authorized 1,000,000,000 shares at September 30, 2007; issued 387,504,687 shares; outstanding 365,898,439 shares	3,875	—	—	3,875	—
Capital surplus	5,700,961	—	—	5,700,961	—
Less 21,606,248; 22,391,889 and 19,945,179 treasury shares at cost, respectively	(489,062)	(506,946)	(445,359)	(43,703)	9.8
Accumulated other comprehensive loss	(74,101)	(55,066)	32,076	(106,177)	N.M.
Retained earnings	1,108,001	1,015,769	986,861	121,140	12.3

Total Shareholders’ Equity	6,249,674	3,014,326	3,129,746	3,119,928	99.7

Total Liabilities and Shareholders’ Equity	$55,303,927	$35,329,019	$35,661,948	$19,641,979	55.1%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2007		2006				September ’07 vs ’06
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$10,200,357	25.5%	$5,961,445	22.8%	$5,811,130	22.0%	$4,389,227	75.5%
Middle market commercial real estate:
Construction	1,856,792	4.6	1,228,641	4.7	1,169,276	4.4	687,516	58.8
Commercial	5,686,297	14.2	2,722,599	10.4	2,808,684	10.7	2,877,613	N.M.

Middle market commercial real estate	7,543,089	18.8	3,951,240	15.1	3,977,960	15.1	3,565,129	89.6
Small business	4,355,252	10.8	2,441,837	9.3	2,418,709	9.2	1,936,543	80.1

Total commercial	22,098,698	55.1	12,354,522	47.2	12,207,799	46.3	9,890,899	81.0

Consumer:
Automobile loans	2,959,913	7.4	2,125,821	8.1	2,105,623	8.0	854,290	40.6
Automobile leases	1,365,805	3.4	1,769,424	6.8	1,910,257	7.2	(544,452)	(28.5)
Home equity	7,317,804	18.3	4,926,900	18.8	5,019,101	19.0	2,298,703	45.8
Residential mortgage	5,505,340	13.8	4,548,849	17.4	4,678,577	17.7	826,763	17.7
Other loans	739,680	2.0	427,909	1.7	440,145	1.8	299,535	68.1

Total consumer	17,888,542	44.9	13,798,903	52.8	14,153,703	53.7	3,734,839	26.4

Total loans and leases	$39,987,240	100.0	$26,153,425	100.0	$26,361,502	100.0	$13,625,738	51.7

By Business Segment
Regional Banking:
Central Ohio	$4,993,373	12.5%	$3,597,172	13.8%	$3,685,704	14.0%	$1,307,669	35.5%
Northwest Ohio	2,580,787	6.5	461,622	1.8	465,413	1.8	2,115,374	N.M.
Greater Cleveland	3,057,757	7.6	1,920,421	7.3	1,953,851	7.4	1,103,906	56.5
Greater Akron/Canton	2,078,588	5.2	1,326,374	5.1	1,357,028	5.1	721,560	53.2
Southern Ohio/Kentucky	2,547,800	6.4	2,190,115	8.4	2,181,340	8.3	366,460	16.8
Mahoning Valley	939,739	2.4	—	—	—	—	939,739	—
Ohio Valley	869,139	2.2	—	—	—	—	869,139	—
West Michigan	2,520,325	6.3	2,421,085	9.3	2,443,461	9.3	76,864	3.1
East Michigan	1,674,896	4.2	1,630,050	6.2	1,602,647	6.1	72,249	4.5
Western Pennsylvania	1,106,068	2.8	—	—	—	—	1,106,068	—
Pittsburgh	888,848	2.2	—	—	—	—	888,848	—
Central Indiana	1,419,693	3.6	962,575	3.7	957,612	3.6	462,081	48.3
West Virginia	1,125,628	2.8	1,123,817	4.3	1,102,407	4.2	23,221	2.1
Mortgage and other groups	6,256,033	15.7	3,767,093	14.3	3,837,728	14.5	2,418,305	63.0

Regional Banking	32,058,674	80.2	19,400,324	74.2	19,587,191	74.3	12,471,483	63.7
Dealer Sales	5,449,580	13.6	4,908,764	18.8	4,956,635	18.8	492,945	9.9
Private Financial and Capital Markets Group	2,478,986	6.2	1,844,337	7.0	1,817,676	6.9	661,310	36.4
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$39,987,240	100.0%	$26,153,425	100.0%	$26,361,502	100.0%	$13,625,738	51.7%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2007		2006				September ’07 vs ’06
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$4,984,663	13.0%	$3,615,745	14.4%	$3,480,888	14.1%	$1,503,775	43.2%
Demand deposits — interest bearing	3,982,102	10.4	2,389,085	9.5	2,243,153	9.1	1,738,949	77.5
Money market deposits	6,721,963	17.5	5,362,459	21.4	5,678,252	23.0	1,043,711	18.4
Savings and other domestic deposits	4,877,476	12.7	2,986,287	11.9	3,011,268	12.2	1,866,208	62.0
Core certificates of deposit	10,611,821	27.6	5,364,610	21.4	5,313,473	21.5	5,298,348	99.7

Total core deposits	31,178,025	81.2	19,718,186	78.6	19,727,034	79.9	11,450,991	58.0
Other domestic deposits of $100,000 or more	1,914,417	5.0	1,191,984	4.8	1,259,720	5.1	654,697	52.0
Brokered deposits and negotiable CDs	3,701,726	9.6	3,345,943	13.4	3,183,489	12.9	518,237	16.3
Deposits in foreign offices	1,610,197	4.2	791,657	3.2	568,152	2.1	1,042,045	N.M.

Total deposits	$38,404,365	100.0%	$25,047,770	100.0%	$24,738,395	100.0%	$13,665,970	55.2%

Total core deposits:
Commercial	$9,017,474	28.3%	$6,063,372	30.8%	$6,214,462	31.5%	$2,614,541	42.1%
Personal	22,160,551	71.7	13,654,814	69.2	13,512,572	68.5	8,836,450	65.4

Total core deposits	$31,178,025	100.0%	$19,718,186	100.0%	$19,727,034	100.0%	$11,450,991	58.0%

By Business Segment
Regional Banking:
Central Ohio	$5,931,926	15.4%	$5,122,091	20.4%	$5,040,855	20.4%	$891,071	17.7%
Northwest Ohio	2,841,442	7.4	1,043,918	4.2	1,008,951	4.1	1,832,491	N.M.
Greater Cleveland	3,071,014	8.0	1,995,203	8.0	2,126,795	8.6	944,219	44.4
Greater Akron/Canton	2,629,397	6.8	1,894,707	7.6	1,896,046	7.7	733,351	38.7
Southern Ohio/Kentucky	2,626,166	6.8	2,275,880	9.1	2,212,443	8.9	413,723	18.7
Mahoning Valley	1,540,095	4.0	—	—	—	—	1,540,095	—
Ohio Valley	1,374,947	3.6	—	—	—	—	1,374,947	—
West Michigan	2,966,558	7.7	2,757,434	11.0	2,938,112	11.9	28,446	1.0
East Michigan	2,420,169	6.3	2,418,450	9.7	2,357,607	9.5	62,562	2.7
Western Pennsylvania	1,663,174	4.3	—	—	—	—	1,663,174	—
Pittsburgh	933,468	2.4	—	—	—	—	933,468	—
Central Indiana	1,910,530	5.0	819,106	3.3	847,726	3.4	1,062,804	N.M.
West Virginia	1,559,864	4.1	1,515,999	6.1	1,517,834	6.1	42,030	2.8
Mortgage and other groups	1,319,027	3.4	387,819	1.5	354,888	1.4	964,139	N.M.

Regional Banking	32,787,777	85.4	20,230,607	80.8	20,301,257	82.1	12,486,520	61.5
Dealer Sales	63,399	0.2	58,885	0.2	58,918	0.2	4,481	7.6
Private Financial and Capital Markets Group	1,630,869	4.2	1,162,335	4.6	1,144,731	4.6	486,138	42.5
Treasury / Other (1)	3,922,320	10.2	3,595,943	14.4	3,233,489	13.1	688,831	21.3

Total deposits	$38,404,365	100.0%	$25,047,770	100.0%	$24,738,395	100.0%	$13,665,970	55.2%

N.M., not a meaningful value.

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2007			2006		3Q07 vs 3Q06
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent
Assets
Interest bearing deposits in banks	$292	$259	$93	$77	$75	$217	N.M. %
Trading account securities	1,149	230	48	116	96	1,053	N.M.
Federal funds sold and securities purchased under resale agreements	557	574	503	531	266	291	N.M.
Loans held for sale	419	291	242	265	275	144	52.4
Investment securities:
Taxable	3,951	3,253	3,595	3,792	4,364	(413)	(9.5)
Tax-exempt	675	629	591	594	581	94	16.2

Total investment securities	4,626	3,882	4,186	4,386	4,945	(319)	(6.5)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	10,301	6,209	6,070	5,882	5,651	4,650	82.3
Middle market commercial real estate:
Construction	1,782	1,245	1,151	1,170	1,129	653	57.8
Commercial	5,623	2,865	2,772	2,839	2,846	2,777	97.6

Middle market commercial real estate	7,405	4,110	3,923	4,009	3,975	3,430	86.3
Small business	4,310	2,499	2,466	2,421	2,413	1,897	78.6

Total commercial	22,016	12,818	12,459	12,312	12,039	9,977	82.9

Consumer:
Automobile loans	2,931	2,322	2,215	2,111	2,079	852	41.0
Automobile leases	1,423	1,551	1,698	1,838	1,976	(553)	(28.0)

Automobile loans and leases	4,354	3,873	3,913	3,949	4,055	299	7.4
Home equity	7,355	4,973	4,913	4,973	5,041	2,314	45.9
Residential mortgage	5,456	4,351	4,496	4,635	4,748	708	14.9
Other loans	647	424	422	430	430	217	50.5

Total consumer	17,812	13,621	13,744	13,987	14,274	3,538	24.8

Total loans and leases	39,828	26,439	26,203	26,299	26,313	13,515	51.4
Allowance for loan and lease losses	(475)	(297)	(278)	(282)	(291)	(184)	(63.2)

Net loans and leases	39,353	26,142	25,925	26,017	26,022	13,331	51.2

Total earning assets	46,871	31,675	31,275	31,674	31,970	14,901	46.6

Cash and due from banks	1,111	748	826	830	823	288	35.0
Intangible assets	3,337	626	627	631	634	2,703	N.M.
All other assets	3,126	2,398	2,480	2,617	2,633	491	18.6

Total Assets	$53,970	$35,150	$34,930	$35,470	$35,769	$18,199	50.9%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,384	$3,591	$3,530	$3,580	$3,509	$1,875	53.4%
Demand deposits — interest bearing	3,808	2,404	2,349	2,219	2,169	1,639	75.6
Money market deposits	6,869	5,466	5,489	5,548	5,689	1,180	20.7
Savings and other domestic deposits	5,043	2,863	2,827	2,849	2,923	2,120	72.5
Core certificates of deposit	10,425	5,591	5,455	5,380	5,334	5,091	95.4

Total core deposits	31,529	19,915	19,650	19,576	19,624	11,905	60.7
Other domestic deposits of $100,000 or more	1,694	1,124	1,219	1,282	1,141	553	48.5
Brokered deposits and negotiable CDs	3,728	2,682	3,020	3,252	3,307	421	12.7
Deposits in foreign offices	701	552	562	598	521	180	34.5

Total deposits	37,652	24,273	24,451	24,708	24,593	13,059	53.1
Short-term borrowings	2,542	2,075	1,863	1,832	1,660	882	53.1
Federal Home Loan Bank advances	2,553	1,329	1,128	1,121	1,349	1,204	89.3
Subordinated notes and other long-term debt	3,912	3,470	3,487	3,583	3,921	(9)	(0.2)

Total interest bearing liabilities	41,275	27,556	27,399	27,664	28,014	13,261	47.3

All other liabilities	1,105	960	987	1,142	1,276	(173)	(13.6)
Shareholders’ equity	6,206	3,043	3,014	3,084	2,970	3,236	N.M.

Total Liabilities and Shareholders’ Equity	$53,970	$35,150	$34,930	$35,470	$35,769	$18,199	50.9%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2007			2006
Fully taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Assets
Interest bearing deposits in banks	4.69%	6.47%	5.13%	5.50%	5.23%
Trading account securities	6.01	5.74	5.27	4.10	4.32
Federal funds sold and securities purchased under resale agreements	5.26	5.28	5.24	5.35	5.13
Loans held for sale	5.13	5.79	6.27	6.01	6.24
Investment securities:
Taxable	6.09	6.11	6.13	6.05	5.49
Tax-exempt	6.78	6.69	6.66	6.68	6.80

Total investment securities	6.19	6.20	6.21	6.13	5.64
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.77	7.39	7.48	7.55	7.40
Middle market commercial real estate:
Construction	7.67	7.62	8.41	8.37	8.49
Commercial	7.47	7.34	7.64	7.57	7.86

Middle market commercial real estate	7.52	7.42	7.87	7.80	8.05
Small business	7.34	7.30	7.24	7.18	7.13

Total commercial	7.60	7.38	7.56	7.56	7.56

Consumer:
Automobile loans	7.25	7.10	6.92	6.75	6.62
Automobile leases	5.56	5.34	5.25	5.21	5.10

Automobile loans and leases	6.70	6.39	6.25	6.03	5.88
Home equity	7.95	7.63	7.67	7.75	7.62
Residential mortgage	6.37	5.61	5.54	5.55	5.46
Other loans	10.71	9.57	9.52	9.28	9.41

Total consumer	7.26	6.69	6.58	6.58	6.46

Total loans and leases	7.45	7.03	7.05	7.04	6.96

Total earning assets	7.25%	6.92%	6.98%	6.86%	6.73%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	1.53	1.22	1.21	1.04	0.97
Money market deposits	3.78	3.85	3.78	3.75	3.66
Savings and other domestic deposits	2.50	2.16	2.02	1.90	1.75
Core certificates of deposit	4.99	4.79	4.72	4.58	4.40

Total core deposits	3.69	3.49	3.41	3.32	3.20
Other domestic deposits of $100,000 or more	4.81	5.30	5.32	5.29	5.18
Brokered deposits and negotiable CDs	5.42	5.53	5.50	5.53	5.50
Deposits in foreign offices	3.29	3.16	2.99	3.18	3.12

Total deposits	3.94	3.84	3.81	3.78	3.66
Short-term borrowings	4.10	4.50	4.32	4.21	4.10
Federal Home Loan Bank advances	5.31	4.76	4.44	4.50	4.51
Subordinated notes and other long-term debt	6.15	5.96	5.77	5.96	5.75

Total interest bearing liabilities	4.24%	4.20%	4.14%	4.12%	4.02%

Net interest rate spread	3.01%	2.72%	2.84%	2.74%	2.71%
Impact of non-interest bearing funds on margin	0.51	0.54	0.52	0.54	0.51

Net interest margin	3.52%	3.26%	3.36%	3.28%	3.22%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
    Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2007			2006		3Q07 vs 3Q06
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent
Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$4,910	$3,681	$3,622	$3,649	$3,660	$1,250	34.2%
Northwest Ohio	2,341	452	455	469	462	1,879	N.M.
Greater Cleveland	2,993	2,064	1,964	1,942	1,961	1,032	52.6
Greater Akron/Canton	2,024	1,328	1,326	1,337	1,403	621	44.3
Southern Ohio/Kentucky	2,527	2,205	2,181	2,171	2,191	336	15.3
Mahoning Valley	871	—	—	—	—	871	—
Ohio Valley	759	—	—	—	—	759	—
West Michigan	2,484	2,447	2,441	2,439	2,408	76	3.2
East Michigan	1,662	1,639	1,626	1,609	1,585	77	4.9
Western Pennsylvania	1,069	—	—	—	—	1,069	—
Pittsburgh	912	—	—	—	—	912	—
Central Indiana	1,406	982	959	991	944	462	48.9
West Virginia	1,163	1,128	1,106	1,114	1,084	79	7.3
Mortgage and other groups	6,834	3,737	3,759	3,814	3,823	3,011	78.8

Regional Banking	31,955	19,663	19,439	19,535	19,521	12,434	63.7
Dealer Sales	5,374	4,888	4,917	4,915	4,972	402	8.1
Private Financial and Capital Markets Group	2,499	1,888	1,847	1,849	1,820	679	37.3
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$39,828	$26,439	$26,203	$26,299	$26,313	$13,515	51.4%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,026	$5,014	$4,947	$4,960	$4,947	$1,079	21.8%
Northwest Ohio	2,856	1,070	1,061	1,010	1,019	1,837	N.M.
Greater Cleveland	2,969	2,024	2,005	2,068	2,079	890	42.8
Greater Akron/Canton	2,613	1,898	1,903	1,890	1,894	719	38.0
Southern Ohio/Kentucky	2,564	2,333	2,285	2,229	2,193	371	16.9
Mahoning Valley	1,562	—	—	—	—	1,562	—
Ohio Valley	1,380	—	—	—	—	1,380	—
West Michigan	2,868	2,784	2,790	2,818	2,897	(29)	(1.0)
East Michigan	2,423	2,397	2,431	2,370	2,313	110	4.8
Western Pennsylvania	1,695	—	—	—	—	1,695	—
Pittsburgh	943	—	—	—	—	943	—
Central Indiana	1,831	854	870	922	825	1,006	N.M.
West Virginia	1,562	1,535	1,533	1,522	1,501	61	4.1
Mortgage and other groups	1,597	487	396	399	390	1,207	N.M.

Regional Banking	32,889	20,396	20,221	20,188	20,058	12,831	64.0
Dealer Sales	56	55	52	56	58	(2)	(3.4)
Private Financial and Capital Markets Group	1,642	1,140	1,146	1,170	1,142	500	43.8
Treasury / Other	3,065	2,682	3,032	3,294	3,335	(270)	(8.1)

Total deposits	$37,652	$24,273	$24,451	$24,708	$24,593	$13,059	53.1%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2007			2006		3Q07 vs 3Q06
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent
Interest income	$851,155	$542,461	$534,949	$544,841	$538,988	$312,167	57.9%
Interest expense	441,523	289,070	279,394	286,852	283,675	157,848	55.6

Net interest income	409,632	253,391	255,555	257,989	255,313	154,319	60.4
Provision for credit losses	42,007	60,133	29,406	15,744	14,162	27,845	N.M.

Net interest income after provision for credit losses	367,625	193,258	226,149	242,245	241,151	126,474	52.4

Service charges on deposit accounts	78,107	50,017	44,793	48,548	48,718	29,389	60.3
Trust services	33,562	26,764	25,894	23,511	22,490	11,072	49.2
Brokerage and insurance income	28,806	17,199	16,082	14,600	14,697	14,109	96.0
Other service charges and fees	21,045	14,923	13,208	13,784	12,989	8,056	62.0
Bank owned life insurance income	14,847	10,904	10,851	10,804	12,125	2,722	22.4
Mortgage banking income	9,629	7,122	9,351	6,169	8,512	1,117	13.1
Securities gains (losses)	(13,152)	(5,139)	104	(15,804)	(57,332)	44,180	(77.1)
Other income (2)	31,830	34,403	24,894	38,994	35,711	(3,881)	(10.9)

Total non-interest income	204,674	156,193	145,177	140,606	97,910	106,764	N.M.

Personnel costs	202,148	135,191	134,639	137,944	133,823	68,325	51.1
Outside data processing and other services	40,600	25,701	21,814	20,695	18,664	21,936	N.M.
Net occupancy	33,334	19,417	19,908	17,279	18,109	15,225	84.1
Equipment	23,290	17,157	18,219	18,151	17,249	6,041	35.0
Marketing	13,186	8,986	7,696	6,207	7,846	5,340	68.1
Professional services	11,273	8,101	6,482	8,958	6,438	4,835	75.1
Telecommunications	7,286	4,577	4,126	4,619	4,818	2,468	51.2
Printing and supplies	4,743	3,672	3,242	3,610	3,416	1,327	38.8
Amortization of intangibles	19,949	2,519	2,520	2,993	2,902	17,047	N.M.
Other expense (2)	29,756	19,334	23,426	47,334	29,165	591	2.0

Total non-interest expense	385,565	244,655	242,072	267,790	242,430	143,135	59.0

Income before income taxes	186,734	104,796	129,254	115,061	96,631	90,103	93.2
Provision (benefit) for income taxes (6)	48,535	24,275	33,528	27,346	(60,815)	109,350	N.M.

Net income	$138,199	$80,521	$95,726	$87,715	$157,446	$(19,247)	(12.2)%

Average common shares — diluted	368,280	239,008	238,754	239,881	240,896	127,384	52.9%

Per common share
Net income — diluted	$0.38	$0.34	$0.40	$0.37	$0.65	$(0.27)	(41.5)
Cash dividends declared	0.265	0.265	0.265	0.250	0.250	0.015	6.0

Return on average total assets	1.02%	0.92%	1.11%	0.98%	1.75%	(0.73)%	(41.7)
Return on average total shareholders’ equity	8.8	10.6	12.9	11.3	21.0	(12.2)	(58.1)
Return on average tangible shareholders’ equity (3)	20.9	13.6	16.5	14.5	27.1	(6.20)	(22.9)
Net interest margin (4)	3.52	3.26	3.36	3.28	3.22	0.30	9.3
Efficiency ratio (5)	57.7	57.8	59.2	63.3	57.8	(0.1)	(0.2)
Effective tax rate	26.0	23.2	25.9	23.8	(62.9)	88.9	N.M.

Revenue — fully taxable equivalent (FTE)

Net interest income	$409,632	$253,391	$255,555	$257,989	$255,313	$154,319	60.4
FTE adjustment	5,712	4,127	4,047	4,115	4,090	1,622	39.7

Net interest income (4)	415,344	257,518	259,602	262,104	259,403	155,941	60.1
Non-interest income	204,674	156,193	145,177	140,606	97,910	106,764	N.M.

Total revenue (4)	$620,018	$413,711	$404,779	$402,710	$357,313	$262,705	73.5%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to ‘Significant Items Influencing Financial Performance Comparisons’ contained in the October 18, 2007 earnings release for additional discussion regarding these key factors.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

(6)	The third quarter of 2006 included an $84.5 million benefit reflecting the resolution of a federal income tax audit of tax years 2002 and 2003, as well as the recognition of federal tax loss carry backs.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2007			2006		3Q07 vs 3Q06
(in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$8,375	$6,771	$4,940	$4,057	$3,070	$5,305	N.M. %
Servicing fees	10,811	6,976	6,820	6,662	6,077	4,734	77.9
Amortization of capitalized servicing (1)	(6,571)	(4,449)	(3,638)	(3,835)	(4,484)	(2,087)	(46.5)
Other mortgage banking income	3,016	2,822	3,247	1,778	3,887	(871)	(22.4)

Sub-total	15,631	12,120	11,369	8,662	8,550	7,081	82.8
MSR valuation adjustment (1)	(9,863)	16,034	(1,057)	(1,907)	(10,716)	853	(8.0)
Net trading gains (losses) related to MSR hedging	3,861	(21,032)	(961)	(586)	10,678	(6,817)	(63.8)

Total mortgage banking income	$9,629	$7,122	$9,351	$6,169	$8,512	$1,117	13.1%

Capitalized mortgage servicing rights (2)	$228,933	$155,420	$134,845	$131,104	$129,317	$99,616	77.0%
Total mortgages serviced for others (in millions) (2)	15,073	8,693	8,494	8,252	7,994	7,079	88.6
MSR % of investor servicing portfolio	1.52%	1.79%	1.59%	1.59%	1.62%	(0.10)%	(6.2)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(9,863)	$16,034	$(1,057)	$(1,907)	$(10,716)	$853	(8.0)%
Net trading gains (losses) related to MSR hedging	3,861	(21,032)	(961)	(586)	10,678	(6,817)	(63.8)
Net interest income related to MSR hedging	2,357	248	—	(2)	38	2,319	N.M.

Net impact of MSR hedging	$(3,645)	$(4,750)	$(2,018)	$(2,495)	$—	$(3,645)	—%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2007			2006
(in thousands)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$307,519	$282,976	$272,068	$280,152	$287,517

Acquired allowance for loan and lease losses	188,128	—	—	—	100
Loan and lease losses	(57,466)	(44,158)	(27,813)	(32,835)	(29,127)
Recoveries of loans previously charged off	10,360	9,658	9,695	9,866	7,888

Net loan and lease losses	(47,106)	(34,500)	(18,118)	(22,969)	(21,239)

Provision for loan and lease losses	36,952	59,043	29,026	14,885	13,774
Allowance for loans transferred to held-for-sale	(30,709)	—	—	—	—

Allowance for loan and lease losses, end of period	$454,784	$307,519	$282,976	$272,068	$280,152

Allowance for unfunded loan commitments and letters of credit, beginning of period	$41,631	$40,541	$40,161	$39,302	$38,914

Acquired AULC	11,541	—	—	—	—
Provision for unfunded loan commitments and letters of credit losses	5,055	1,090	380	859	388

Allowance for unfunded loan commitments and letters of credit, end of period	$58,227	$41,631	$40,541	$40,161	$39,302

Total allowances for credit losses	$513,011	$349,150	$323,517	$312,229	$319,454

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.97%	0.94%	0.89%	0.86%	0.86%
Economic reserve	0.17	0.21	0.19	0.18	0.20

Total loans and leases	1.14%	1.15%	1.08%	1.04%	1.06%

Non-performing loans and leases (NPLs)	182	145	180	189	217
Non-performing assets (NPAs)	105	118	137	141	164

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.28%	1.30%	1.23%	1.19%	1.21%
Non-performing loans and leases	206	165	206	217	247
Non-performing assets	118	134	157	161	187

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2007			2006
(in thousands)	Third	Second	First	Fourth	Third

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$7,760	$3,628	$(11)	$(1,827)	$1,742
Middle market commercial real estate:
Construction	2,160	2,876	9	3,957	(2)
Commercial	2,282	10,428	377	144	644

Middle market commercial real estate	4,442	13,304	386	4,101	642
Small business	5,102	3,603	2,089	4,535	4,451

Total commercial	17,304	20,535	2,464	6,809	6,835

Consumer:
Automobile loans	5,354	1,631	2,853	2,422	1,759
Automobile leases	2,561	2,699	2,201	2,866	2,306

Automobile loans and leases	7,915	4,330	5,054	5,288	4,065
Home equity	10,841	5,405	5,968	5,820	6,734
Residential mortgage	4,405	1,695	1,931	2,226	876
Other loans	6,641	2,535	2,701	2,826	2,729

Total consumer	29,802	13,965	15,654	16,160	14,404

Total net charge-offs	$47,106	$34,500	$18,118	$22,969	$21,239

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.30%	0.23%	—%	(0.12)%	0.12%
Middle market commercial real estate:
Construction	0.48	0.92	—	1.35	—
Commercial	0.16	1.46	0.05	0.02	0.09

Middle market commercial real estate	0.24	1.29	0.04	0.41	0.06
Small business	0.47	0.58	0.34	0.75	0.74

Total commercial	0.31	0.64	0.08	0.22	0.23

Consumer:
Automobile loans	0.73	0.28	0.52	0.46	0.34
Automobile leases	0.72	0.70	0.52	0.62	0.47

Automobile loans and leases	0.73	0.45	0.52	0.54	0.40
Home equity	0.59	0.43	0.49	0.47	0.53
Residential mortgage	0.32	0.16	0.17	0.19	0.07
Other loans	4.11	2.39	2.56	2.63	2.54

Total consumer	0.67	0.41	0.46	0.46	0.40

Net charge-offs as a % of average loans	0.47%	0.52%	0.28%	0.35%	0.32%

Huntington Bancshares Incorporated
Quarterly Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2007			2006
(in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Non-accrual loans and leases:
Middle market commercial and industrial	$56,691	$41,644	$32,970	$35,657	$37,082
Middle market commercial real estate	85,144	81,108	42,458	34,831	27,538
Small business	36,712	32,059	30,015	25,852	21,356
Residential mortgage	47,738	39,868	35,491	32,527	30,289
Home equity	23,111	16,837	16,396	15,266	13,047

Total non-performing loans and leases	249,396	211,516	157,330	144,133	129,312

Other real estate, net:
Residential	66,155	47,712	47,762	47,898	40,615
Commercial	2,710	1,957	1,586	1,589	1,285

Total other real estate, net	68,865	49,669	49,348	49,487	41,900
Impaired loans held for sale (1)	100,485	—	—	—	—
Other NPAs (2)	16,296	—	—	—	—

Total non-performing assets	$435,042	$261,185	$206,678	$193,620	$171,212

Non-performing loans and leases as a % of total loans and leases	0.62%	0.79%	0.60%	0.55%	0.49%

NPA ratio (3)	1.08	0.97	0.79	0.74	0.65

Accruing loans and leases past due 90 days or more	$115,607	$67,277	$70,179	$59,114	$62,054

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.29%	0.25%	0.27%	0.23%	0.24%

	2007			2006
(in thousands)	Third	Second	First	Fourth	Third

Non-performing assets, beginning of period	$261,185	$206,678	$193,620	$171,212	$171,068
New non-performing assets	92,986	112,348	51,588	60,287	55,490
Acquired non-performing assets	144,492	—	—	—	—
Returns to accruing status	(8,829)	(4,674)	(6,176)	(5,666)	(11,880)
Loan and lease losses	(28,031)	(27,149)	(9,072)	(11,908)	(14,143)
Payments	(17,589)	(19,662)	(18,086)	(16,673)	(16,709)
Sales	(9,172)	(6,356)	(5,196)	(3,632)	(12,614)

Non-performing assets, end of period	$435,042	$261,185	$206,678	$193,620	$171,212

(1)	Represent impaired loans obtained from the Sky acquisition that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with low FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2007			2006
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$22.930	$22.960	$24.140	$24.970	$24.820
Low (1)	16.050	21.300	21.610	22.870	23.000
Close	16.980	22.740	21.850	23.750	23.930
Average closing price	18.671	22.231	23.117	24.315	23.942

Dividends, per share
Cash dividends declared on common stock	$0.265	$0.265	$0.265	$0.250	$0.250

Common shares outstanding
Average — basic	365,895	236,032	235,586	236,426	237,672
Average — diluted	368,280	239,008	238,754	239,881	240,896
Ending	365,898	236,244	235,714	235,474	237,921

Book value per share	$17.08	$12.97	$12.95	$12.80	$13.15
Tangible book value per share	7.68	10.33	10.29	10.12	10.50

Common share repurchases
Number of shares repurchased	—	—	—	3,050	—

Capital adequacy

	2007			2006
(in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Total risk-weighted assets (2)	$45,978	$32,121	$31,473	$31,155	$31,330

Tier 1 leverage ratio (2)	7.58%	9.07%	8.24%	8.00%	7.99%
Tier 1 risk-based capital ratio (2)	8.35	9.74	8.98	8.93	8.95
Total risk-based capital ratio (2)	11.54	13.49	12.82	12.79	12.81

Tangible equity / asset ratio	5.42	6.82	7.06	6.87	7.13
Tangible equity / risk-weighted assets ratio (2)	6.11	7.60	7.70	7.65	7.97
Average equity / average assets	11.50	8.66	8.63	8.70	8.30

Other data
Number of employees (full-time equivalent)	11,921	8,275	8,134	8,081	8,077
Number of domestic full-service banking offices (3)	620	379	375	381	381

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	September 30, 2007 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(3)	Includes Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions)	2007	2006	Amount	Percent

Assets
Interest bearing deposits in banks	$187	$44	$143	N.M. %
Trading account securities	480	84	396	N.M.
Federal funds sold and securities purchased under resale agreements	545	251	294	N.M.
Loans held for sale	318	279	39	14.0
Investment securities:
Taxable	3,601	4,333	(732)	(16.9)
Tax-exempt	632	562	70	12.5

Total investment securities	4,233	4,895	(662)	(13.5)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	7,542	5,450	2,092	38.4
Middle market commercial real estate:
Construction	1,395	1,277	118	9.2
Commercial	3,764	2,720	1,044	38.4

Middle market commercial real estate	5,159	3,997	1,162	29.1
Small business	3,098	2,268	830	36.6

Total commercial	15,799	11,715	4,084	34.9

Consumer:
Automobile loans	2,492	2,039	453	22.2
Automobile leases	1,556	2,096	(540)	(25.8)

Automobile loans and leases	4,048	4,135	(87)	(2.1)
Home equity	5,756	4,969	787	15.8
Residential mortgage	4,771	4,563	208	4.6
Other loans	499	442	57	12.9

Total consumer	15,074	14,109	965	6.8

Total loans and leases	30,873	25,824	5,049	19.6
Allowance for loan and lease losses	(351)	(289)	(62)	(21.5)

Net loans and leases	30,522	25,535	4,987	19.5

Total earning assets	36,636	31,377	5,259	16.8

Cash and due from banks	925	823	102	12.4
Intangible assets	1,540	545	995	N.M.
All other assets	2,670	2,535	135	5.3

Total Assets	$41,420	$34,991	$6,429	18.4%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits – non-interest bearing	$4,175	$3,513	$662	18.8%
Demand deposits – interest bearing	2,859	2,110	749	35.5
Money market deposits	5,946	5,624	322	5.7
Savings and other domestic deposits	3,586	3,041	545	17.9
Core certificates of deposit	7,176	4,939	2,237	45.3

Total core deposits	23,742	19,227	4,515	23.5
Other domestic deposits of $100,000 or more	1,347	1,055	292	27.7
Brokered deposits and negotiable CDs	3,146	3,238	(92)	(2.8)
Deposits in foreign offices	605	487	118	24.2

Total deposits	28,840	24,007	4,833	20.1
Short-term borrowings	2,163	1,790	373	20.8
Federal Home Loan Bank advances	1,675	1,453	222	15.3
Subordinated notes and other long-term debt	3,624	3,570	54	1.5

Total interest bearing liabilities	32,127	27,307	4,820	17.7

All other liabilities	1,018	1,272	(254)	(20.0)
Shareholders’ equity	4,100	2,899	1,201	41.4

Total Liabilities and Shareholders’ Equity	$41,420	$34,991	$6,429	18.4%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully Taxable Equivalent basis (1)	2007	2006

Assets
Interest bearing deposits in banks	4.93%	6.16%
Trading account securities	5.94	4.24
Federal funds sold and securities purchased under resale agreements	5.26	4.76
Loans held for sale	5.61	6.13
Investment securities:
Taxable	6.11	5.29
Tax-exempt	6.71	6.78

Total investment securities	6.20	5.46

Loans and leases (3):
Commercial:
Middle market commercial and industrial	7.59	7.33
Middle market commercial real estate:
Construction	7.86	7.98
Commercial	7.48	7.06

Middle market commercial real estate	7.58	7.35
Small business	7.30	6.90

Total commercial	7.53	7.25

Consumer:
Automobile loans	7.11	6.51
Automobile leases	5.38	5.02

Automobile loans and leases	6.44	5.75
Home equity	7.77	7.32
Residential mortgage	5.87	5.40
Other loans	10.05	9.25

Total consumer	6.89	6.30

Total loans and leases	7.22	6.73

Total earning assets	7.08%	6.51%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	1.36	0.86
Money market deposits	3.80	3.35
Savings and other domestic deposits	2.28	1.61
Core certificates of deposit	4.87	4.13

Total core deposits	3.56	2.92
Other domestic deposits of $100,000 or more	5.10	4.87
Brokered deposits and negotiable CDs	5.48	5.11
Deposits in foreign offices	3.16	2.82

Total deposits	3.88	3.37
Short-term borrowings	4.29	3.94
Federal Home Loan Bank advances	4.97	4.28
Subordinated notes and other long-term debt	5.96	5.55

Total interest bearing liabilities	4.20	3.74

Net interest rate spread	2.88	2.77
Impact of non-interest bearing funds on margin	0.52	0.52

Net interest margin	3.40%	3.29%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data (1)
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except per share amounts)	2007	2006	Amount	Percent

Interest income	$1,928,565	$1,525,678	$402,887	26.4%
Interest expense	1,009,987	764,490	245,497	32.1

Net interest income	918,578	761,188	157,390	20.7
Provision for credit losses	131,546	49,447	82,099	N.M.

Net interest income after provision for credit losses	787,032	711,741	75,291	10.6

Service charges on deposit accounts	172,917	137,165	35,752	26.1
Trust services	86,220	66,444	19,776	29.8
Brokerage and insurance income	62,087	44,235	17,852	40.4
Other service charges and fees	49,176	37,570	11,606	30.9
Bank owned life insurance income	36,602	32,971	3,631	11.0
Mortgage banking income	26,102	35,322	(9,220)	(26.1)
Securities (losses) gains	(18,187)	(57,387)	39,200	(68.3)
Other income (2)	91,127	124,143	(33,016)	(26.6)

Total non-interest income	506,044	420,463	85,581	20.4

Personnel costs	471,978	403,284	68,694	17.0
Outside data processing and other services	88,115	58,084	30,031	51.7
Net occupancy	72,659	54,002	18,657	34.5
Equipment	58,666	51,761	6,905	13.3
Marketing	29,868	25,521	4,347	17.0
Professional services	25,856	18,095	7,761	42.9
Telecommunications	15,989	14,633	1,356	9.3
Printing and supplies	11,657	10,254	1,403	13.7
Amortization of intangibles	24,988	6,969	18,019	N.M.
Other expense (2)	72,516	90,601	(18,085)	(20.0)

Total non-interest expense	872,292	733,204	139,088	19.0

Income before income taxes	420,784	399,000	21,784	5.5
Provision for income taxes	106,338	25,494	80,844	N.M.

Net income	$314,446	$373,506	$(59,060)	(15.8)%

Average common shares — diluted	282,014	239,933	42,081	17.5%

Per common share
Net income per common share — diluted	$1.12	$1.56	$(0.44)	(28.2)%
Cash dividends declared	0.795	0.750	0.045	6.0

Return on average total assets	1.02%	1.43%	(0.41)%	(28.7)%
Return on average total shareholders’ equity	10.3	17.2	(6.9)	(40.1)
Return on average tangible shareholders’ equity (3)	17.3	21.5	(4.2)	(19.5)
Net interest margin (4)	3.40	3.29	0.11	3.3
Efficiency ratio (5)	58.2	58.1	0.1	0.2
Effective tax rate	25.3	6.4	18.9	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$918,578	$761,188	$157,390	20.7%
FTE adjustment (4)	13,886	11,910	1,976	16.6

Net interest income	932,464	773,098	159,366	20.6
Non-interest income	506,044	420,463	85,581	20.4

Total revenue	$1,438,508	$1,193,561	$244,947	20.5%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the ‘Significant Items Influencing Financial Performance Comparisons’ contained in the October 18, 2007 earnings release for additional discussion regarding these key factors.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities losses.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except as noted)	2007	2006	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$20,086	$14,160	$5,926	41.9%
Servicing fees	24,607	17,997	6,610	36.7
Amortization of capitalized servicing (1)	(14,658)	(11,309)	(3,349)	(29.6)
Other mortgage banking income	9,085	8,395	690	8.2

Sub-total	39,120	29,243	9,877	33.8
MSR valuation adjustment (1)	5,114	6,778	(1,664)	(24.6)
Net trading gains (losses) related to MSR hedging	(18,132)	(699)	(17,433)	N.M.

Total mortgage banking income	$26,102	$35,322	$(9,220)	(26.1)%

Capitalized mortgage servicing rights (2)	$228,933	$129,317	$99,616	77.0%
Total mortgages serviced for others (in millions) (2)	15,073	7,994	7,079	88.6
MSR % of investor servicing portfolio	1.52%	1.62%	(0.10)%	(6.2)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$5,114	$6,778	$(1,664)	(24.6)%
Net trading gains (losses) related to MSR hedging	(18,132)	(699)	(17,433)	N.M.
Net interest income related to MSR hedging	2,605	38	2,567	N.M.

Net impact of MSR hedging	$(10,413)	$6,117	$(16,530)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2007	2006

Allowance for loan and lease losses, beginning of period	$272,068	$268,347

Acquired allowance for loan and lease losses	188,128	23,784
Loan and lease losses	(129,437)	(86,857)
Recoveries of loans previously charged off	29,713	27,451

Net loan and lease losses	(99,724)	(59,406)

Provision for loan and lease losses	125,021	47,427
Allowance for loans transferred to held-for-sale	(30,709)	—

Allowance for loan and lease losses, end of period	$454,784	$280,152

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,161	$36,957

Acquired AULC	11,541	325
Provision for unfunded loan commitments and letters of credit losses	6,525	2,020

Allowance for unfunded loan commitments and letters of credit, end of period	$58,227	$39,302

Total allowances for credit losses	$513,011	$319,454

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.97%	0.86%
Economic reserve	0.17	0.20

Total loans and leases	1.14%	1.06%

Non-performing loans and leases (NPLs)	182	217
Non-performing assets (NPAs)	105	164

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.28%	1.21%
Non-performing loans and leases	206	247
Non-performing assets	118	187

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2007	2006

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$11,377	$8,145
Middle market commercial real estate:
Construction	5,045	(404)
Commercial	13,087	2,411

Middle market commercial real estate	18,132	2,007
Small business	10,794	10,690

Total commercial	40,303	20,842

Consumer:
Automobile loans	9,838	5,908
Automobile leases	7,461	7,579

Automobile loans and leases	17,299	13,487
Home equity	22,214	16,034
Residential mortgage	8,031	2,279
Other loans	11,877	6,764

Total consumer	59,421	38,564

Total net charge-offs	$99,724	$59,406

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.20%	0.20%
Middle market commercial real estate:
Construction	0.48	(0.04)
Commercial	0.46	0.12

Middle market commercial real estate	0.47	0.07
Small business	0.46	0.63

Total commercial	0.34	0.24

Consumer:
Automobile loans	0.53	0.39
Automobile leases	0.64	0.48

Automobile loans and leases	0.57	0.43
Home equity	0.51	0.43
Residential mortgage	0.22	0.07
Other loans	3.17	2.04

Total consumer	0.53	0.36

Net charge-offs as a % of average loans	0.43%	0.31%

Huntington Bancshares Incorporated
Year To Date Non-Performing Loans (NPLs), Non-Performing
Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2007	2006

Non-accrual loans and leases:
Middle market commercial and industrial	$56,691	$37,082
Middle market commercial real estate	85,144	27,538
Small business	36,712	21,356
Residential mortgage	47,738	30,289
Home equity	23,111	13,047

Total non-performing loans and leases	249,396	129,312

Other real estate, net:
Residential	66,155	40,615
Commercial	2,710	1,285

Total other real estate, net	68,865	41,900
Impaired loans held for sale (1)	100,485	—
Other NPAs (2)	16,296	—

Total non-performing assets	$435,042	$171,212

Non-performing loans and leases as a % of total loans and leases	0.62%	0.49%

NPA ratio (3)	1.08	0.65

Accruing loans and leases past due 90 days or more	$115,607	$62,054

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.29%	0.24%

	Nine Months Ended September 30,
(in thousands)	2007	2006

Non-performing assets, beginning of period	$193,620	$117,155
New non-performing assets (4)	256,922	161,756
Acquired non-performing assets	144,492	33,843
Returns to accruing status	(19,679)	(38,333)
Loan and lease losses	(64,252)	(34,283)
Payments	(55,337)	(42,796)
Sales	(20,724)	(26,130)

Non-performing assets, end of period	$435,042	$171,212

(1)	Represent impaired loans obtained from the Sky acquisition that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with low FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Beginning in the second quarter of 2006, new non-performing assets include OREO balances of loans in foreclosure which are fully guaranteed by the U.S. Government that were reported in 90 day past due loans and leases in prior periods.